SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2013

MISSION COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	333-12892	77-0559736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3380 S Higuera Street, San Luis Obispo, CA 93401
(Address of principal executive offices)
(Zip code)

(805) 782-5000
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 502. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On July 2, 2013 the Board of Directors of Mission Community Bancorp (the “Company”) waived the termination of the existing employment agreement (“agreement”) between Mission Community Bancorp and James W. Lokey, its Chairman and CEO. The agreement will remain in effect for a period of up to 90 days following its June 30, 2013 termination pending the entry into another employment agreement between the Company and Mr. Lokey.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	Employment Agreement between the Company and James W. Lokey dates as of July 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION COMMUNITY BANCORP

Dated: July 2, 2013	By:	/s/ Thomas J. Tolda
Thomas J. Tolda
Chief Financial Officer

Exhibit Index

Number	Description

10.1	Employment Agreement between the Company and James W. Lokey dates as of July 1, 2010